                                 SMITH BARNEY

                        CONCERT ALLOCATION SERIES INC.


                                    [ART]

                              P R O S P E C T U S

                                 MAY 30, 1997

                         Prospectus begins on page one

                                    [LOGO]

                                 SMITH BARNEY
                                 MUTUAL FUNDS

                          Investing for your future.
                                Every day./sm/

PROSPECTUS
                                                              May 30, 1997

Smith Barney Concert Allocation Series Inc.
388 Greenwich Street
New York, New York 10013

(800) 451-2010

 Smith Barney Concert Allocation Series Inc. (the "Concert Series" or "Series") currently offers ten professionally managed investment portfolios, five of which are offered by this Prospectus (each, a "Portfolio"). Each Portfolio seeks to achieve its objective by investing in a number of other Smith Barney Mutual Funds ("Underlying Smith Barney Funds").

 The High Growth Portfolio seeks capital appreciation.

 The Growth Portfolio seeks long-term growth of capital.

 The Balanced Portfolio seeks a balance of growth of capital and income.

 The Conservative Portfolio seeks income and, secondarily, long-term growth of capital.

 The Income Portfolio seeks high current income.

 This Prospectus sets forth concisely certain information about the Concert Series and each of the Portfolios that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Pro-spectus carefully and retain it for future reference.

 Additional information about each of the Portfolios is contained in a State-ment of Additional Information dated May 30, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Concert Series at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commis-sion (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                               3
--------------------------------------------------
FINANCIAL HIGHLIGHTS                             9
--------------------------------------------------
WHY INVEST IN THE CONCERT SERIES                10
--------------------------------------------------
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES   10
--------------------------------------------------
RISK FACTORS AND SPECIAL CONSIDERATIONS         11
--------------------------------------------------
PORTFOLIO TURNOVER                              12
--------------------------------------------------
INVESTMENT RESTRICTIONS                         12
--------------------------------------------------
DESCRIPTION OF UNDERLYING SMITH BARNEY FUNDS    13
--------------------------------------------------
VALUATION OF SHARES                             21
--------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES              21
--------------------------------------------------
PURCHASE OF SHARES                              22
--------------------------------------------------
EXCHANGE PRIVILEGE                              27
--------------------------------------------------
REDEMPTION OF SHARES                            29
--------------------------------------------------
MINIMUM ACCOUNT SIZE                            30
--------------------------------------------------
PERFORMANCE                                     31
--------------------------------------------------
MANAGEMENT OF THE CONCERT SERIES                31
--------------------------------------------------
DISTRIBUTOR                                     33
--------------------------------------------------
ADDITIONAL INFORMATION                          33
--------------------------------------------------
APPENDIX                                       A-1
--------------------------------------------------

--------------------------------------------------------------------------------
 No person has been authorized to give any information or to make any represen-tations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Concert Series or the Distributor. This Prospectus does not constitute an offer by the Concert Series or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby or securities of any Underlying Smith Barney Fund in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

 The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVES The Concert Series is an open-end, non-diversified man-agement investment company that currently offers ten professionally managed investment portfolios. This Prospectus offers five Portfolios. The High Growth Portfolio seeks to provide capital appreciation. The Growth Portfolio seeks to provide long-term growth of capital. The Balanced Portfolio seeks to provide a balance of growth of capital and income. The Conservative Portfolio seeks to provide income and, secondarily, long-term growth of capital. The Income Port-folio seeks to provide high current income. Each Portfolio seeks to achieve its investment objective by investing in a diverse mix of "Underlying Smith Barney Funds," which consist of open-end management investment companies or series thereof for which Smith Barney Inc. ("Smith Barney") now or in the future acts as principal underwriter or for which Smith Barney, Smith Barney Mutual Funds Management Inc. ("SBMFM") or Smith Barney Strategy Advisers Inc. ("SBSA") now or in the future acts as investment adviser. In addition, each Portfolio may invest its short-term cash in repurchase agreements. Investors may choose to invest in one or more of the Portfolios based on their personal investment goals, risk tolerance and financial circumstances. See "Investment Objectives and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS Each Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $5,000,000. See "Purchase of Shares" and "Redemption of Shares."

 Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% with respect to the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio and up to 4.50% with respect to the Conservative Portfolio and the Income Portfolio. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more, will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary--Reduced or No Initial Sales Charge." Class A shares of each Portfolio are subject to an annual service fee of 0.25% of the average daily net assets of the Class.

 Class B Shares. Class B shares of the High Growth Portfolio, the Growth Port-folio and the Balanced Portfolio are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. Class B shares of the Conservative Portfo-lio and the Income Portfolio are offered at net asset value subject to a maxi-mum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and 1.00% each year thereafter to zero. The CDSC may be waived for certain redemptions. Class B shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class. Class B shares of the Conservative Portfolio and the Income Portfolio are subject to an annual service fee of 0.25% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

 Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and dis-tributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares--Deferred Sales Charge Alternatives."

 Class C Shares. Class C shares are sold at net asset value with no initial sales charge; however, investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemp-tions. Class C shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class. Class C shares of the Conservative Portfolio and the Income Portfolio are sub-ject to an annual service fee of 0.25% and an annual distribution fee of 0.45% of the average daily net assets of the Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class C shares of a Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

 Class Y Shares. Class Y shares are available only to investors meeting an ini-tial investment minimum of $5,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

 In deciding which Class of Portfolio shares to purchase, investors should con-sider the following factors, as well as any other relevant facts and circum-stances:

 Intended Holding Period. The decision as to which Class of shares is more ben-eficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in a Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because a Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case.

 Finally, investors should consider the effect of the CDSC period and any con-version rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks.

 Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in a Portfolio. In addition, Class A share pur-chases of $500,000 or more, will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the pur-chase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney listed under "Exchange Privilege." Class A share purchases also may be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchasers eli-gible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

 Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the pur-pose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

 See "Purchase of Shares" and "Management of the Concert Series" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distribution and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A and Class C shares are available as investment alternatives under both of these programs. See "Purchase of Shares--Smith Bar-ney 401(k) and ExecChoice(TM) Programs."

PURCHASE OF SHARES Shares may be purchased through a brokerage account main-tained with Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Concert Series through the Series' transfer agent, First Data Investor Services Group, Inc. ("First Data"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account in each class (except for Systematic Investment Plan accounts), or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Sec-tion 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. The minimum investment requirements for purchases of Portfolio Shares through the Systematic Investment Plan are described below. See "Pur-chase of Shares."

SYSTEMATIC INVESTMENT PLAN Each Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A, Class B and Class C shares and the subse-quent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quar-terly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Re-demption of Shares."

MANAGEMENT OF EACH PORTFOLIO SBMFM serves as each Portfolio's investment manag-er. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Hold-ings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travel-ers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Con-sumer Finance Services, Life Insurance Services and Property & Casualty Insur-ance Services.

 SBMFM serves as the investment adviser of each of the Underlying Smith Barney Funds (other than Smith Barney Premium Total Return Fund). SBSA, a wholly owned subsidiary of SBMFM, serves as investment adviser to Smith Barney Premium Total Return Fund. See "Management of the Concert Series."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other Smith Barney Mutual Funds, including the Underlying Smith Barney Funds held by the Portfolios, at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of each Portfolio for the prior day gener-ally will be quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS The Concert Series intends to pay dividends from net investment income monthly on shares of the Income Portfolio, quarterly on shares of the Conservative Portfolio and the Balanced Portfolio and annually on shares of the High Growth Portfolio and the Growth Portfolio. Distributions of net realized capital gains, if any, are paid annually for each Portfolio. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution rein-vestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS The assets of each Portfolio are invested in certain Underlying Smith Barney Funds, so each Portfolio's invest-ment performance is directly related to the investment performance of the Underlying Smith Barney Funds held. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Smith Barney Funds held to meet their objectives as well as the allocation among those Underlying Smith Barney Funds by SBMFM. There can be no assurance that the investment objective of any Portfolio or any Underlying Smith Barney Fund will be achieved.

 The value of the Underlying Smith Barney Funds' investments, and thus the net asset value of both those Underlying Smith Barney Funds' and the Portfolios' shares, will fluctuate in response to changes in market and economic condi-tions, as well as the financial condition and prospects of issuers in which the Underlying Smith Barney Funds invest. For a description of the risks involved in an investment in the Portfolios, see "Investment Objectives and Management Policies," "Description of the Underlying Smith Barney Funds" and the Appendix to this Prospectus.

EACH PORTFOLIO'S EXPENSES The following expense tables list the costs and expenses an investor will incur as a shareholder of each Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, each Portfolio's operating expenses for its most recent fiscal year:

                              APPLICABLE TO THE HIGH GROWTH PORTFOLIO,
                           THE GROWTH PORTFOLIO AND THE BALANCED PORTFOLIO
                           --------------------------------------------------------
                             CLASS A        CLASS B        CLASS C        CLASS Y
-------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
EXPENSES
 Maximum sales charge
 imposed on purchases (as
 a percentage of offering
 price)                            5.00%          None           None           None
 Maximum CDSC (as a
 percentage of original
 cost or redemption
 proceeds, whichever is
 lower)                            None*          5.00%          1.00%          None
-------------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES (AS A
PERCENTAGE OF AVERAGE NET
ASSETS)
 Management fee                    0.35%          0.35%          0.35%          0.35%
 12b-1 fee**                       0.25           1.00           1.00            --
 Other expenses***                 None           None           None           None
-------------------------------------------------------------------------------------
TOTAL PORTFOLIO OPERATING
EXPENSES                           0.60%          1.35%          1.35%          0.35%
-------------------------------------------------------------------------------------
                              APPLICABLE TO THE CONSERVATIVE PORTFOLIO
                                      AND THE INCOME PORTFOLIO
                           --------------------------------------------------------
                             CLASS A        CLASS B        CLASS C        CLASS Y
-------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
EXPENSES
 Maximum sales charge
 imposed on purchases (as
 a percentage of offering
 price)                            4.50%          None           None           None
 Maximum CDSC (as a
 percentage of original
 cost or redemption
 proceeds, whichever is
 lower)                            None*          4.50%          1.00%          None
-------------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES (AS A
PERCENTAGE OF AVERAGE NET
ASSETS)
 Management fee                    0.35%          0.35%          0.35%          0.35%
 12b-1 fee**                       0.25           0.75           0.70            --
 Other expenses***                 None           None           None           None
-------------------------------------------------------------------------------------
TOTAL PORTFOLIO OPERATING
EXPENSES                           0.60%          1.10%          1.05%          0.35%
-------------------------------------------------------------------------------------

  * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

 ** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a con-version feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

*** Under the Asset Allocation and Administration Agreement with each Portfo-lio, SBMFM bears all expenses of each Class of each Portfolio other than the management fee, the 12b-1 fee and extraordinary expenses.

 Class A shares of the Fund purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

 The sales charges and CDSCs set forth in the above tables are the maximum charges imposed on purchases or redemptions of each of the Portfolios' shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class C and certain Class A shares, the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) and ExecChoice(TM) Programs. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares of each Port-folio. Smith Barney also receives with respect to Class B and Class C shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio an annual 12b-1 fee of 1.00% of the value of average daily net assets of the respective Classes, consisting of a 0.75% distribution fee and a 0.25% service fee. For Class B shares of the Conservative Portfolio and the Income Portfolio, Smith Barney receives an annual 12b-1 fee of 0.75% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.25% service fee. For Class C shares of the Conservative Portfolio and the Income Portfolio, Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.45% distri-bution fee and a 0.25% service fee.

 The Portfolios will invest only in Class Y shares of the Underlying Smith Bar-ney Funds and, accordingly, will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in shares of the Under-lying Smith Barney Funds. The Portfolios, however, will indirectly bear their pro rata share of the fees and expenses incurred by the Underlying Smith Barney Funds that are applicable to Class Y shareholders. The investment returns of each Portfolio, therefore, will be net of the expenses of the Underlying

Smith Barney Funds in which it is invested. The following chart shows the expense ratios applicable to Class Y shareholders of each Underlying Smith Bar-ney Fund held by a Portfolio, based on operating expenses for its most recent fiscal year:

UNDERLYING SMITH BARNEY FUND                    EXPENSE RATIO
-------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.            0.84%
Smith Barney Appreciation Fund Inc.                 0.66
Smith Barney Equity Funds
 Smith Barney Growth and Income Fund                0.73
Smith Barney Fundamental Value Fund Inc.            0.75
Smith Barney Funds, Inc.
 Equity Income Portfolio                            0.66
 Short-Term U.S. Treasury Securities Portfolio      0.58
Smith Barney Income Funds
 Smith Barney High Income Fund                      0.76
 Smith Barney Utilities Fund                        0.78
 Smith Barney Premium Total Return Fund             0.87
 Smith Barney Convertible Fund                      1.00
 Smith Barney Diversified Strategic Income Fund     0.69
Smith Barney Investment Funds Inc.
 Smith Barney Managed Growth Fund                   0.92
 Smith Barney Special Equities Fund                 0.82
 Smith Barney Government Securities Fund            0.59
 Smith Barney Investment Grade Bond Fund            0.72
Smith Barney Managed Governments Fund Inc.          0.78
Smith Barney Money Funds, Inc.
 Cash Portfolio                                     0.52
Smith Barney Natural Resources Fund Inc.*           1.37
Smith Barney World Funds, Inc.
 International Equity Portfolio                     0.96
 Emerging Markets Portfolio*                        2.00
 International Balanced Portfolio                   1.21
 Global Government Bond Portfolio                   0.84

--------------------------------------------------------------------------------


* Operating expenses of Class Y shares for Smith Barney Natural Resources Fund Inc. and Smith Barney World Funds, Inc.--Emerging Markets Portfolio are esti-mated because no Class Y shares were outstanding during each Fund's most recent fiscal year.

 Based on a weighted average of the Class Y expense ratios of Underlying Smith Barney Funds in which a particular Portfolio is expected to invest during the current fiscal year the approximate expense ratios are expected to be as fol-lows: High Growth Portfolio, Class A 1.43%, Class B 2.18%, Class C 2.18% and Class Y 1.18%; Growth Portfolio, Class A 1.39%, Class B 2.14%, Class C 2.14% and Class Y 1.14%; Balanced Portfolio, Class A 1.38%, Class B 2.13%, Class C 2.13% and Class Y 1.13%; Conservative Portfolio, Class A 1.36%, Class B 1.86%, Class C 1.81% and Class Y 1.11%; and Income Portfolio, Class A 1.29%, Class B 1.79%, Class C 1.74% and Class Y 1.04%. The expense ratios may be higher or lower depending on the allocation of the Underlying Smith Barney Funds within a Portfolio.

EXAMPLE The following example is intended to assist an investor in understand-ing the various costs that an investor in each of the Portfolios will bear directly or indirectly. The example assumes payment by each Portfolio of oper-ating expenses at the levels set forth in the table above and of its pro rata share of the Class Y expenses of the Underlying Smith Barney Funds (also as set forth above) in which a Portfolio is expected to invest during the current fis-cal year. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

          AN INVESTOR WOULD PAY THE    AN INVESTOR WOULD PAY THE
           FOLLOWING EXPENSES ON A     FOLLOWING EXPENSES ON THE
         $1,000 INVESTMENT, ASSUMING   SAME INVESTMENT, ASSUMING
         (1) 5.00% ANNUAL RETURN AND     THE SAME ANNUAL RETURN
         (2) REDEMPTION AT THE END OF BUT WITHOUT A REDEMPTION AT
              EACH TIME PERIOD:       THE END OF EACH TIME PERIOD:
         ---------------------------- ----------------------------
         1 YEAR 3 YEAR 5 YEAR 10 YEAR 1 YEAR 3 YEAR 5 YEAR 10 YEAR
------------------------------------------------------------------
High Growth Portfolio
 Class A  $64    $93    $124   $213    $64    $93    $124   $213
 Class B   72     98     127    233     22     68     117    233
 Class C   32     68     117    251     22     68     117    251
 Class Y   12     37      65    143     12     37      65    143
Growth Portfolio
 Class A  $63    $92    $122   $209    $63    $92    $122   $209
 Class B   72     97     125    228     22     67     115    228
 Class C   32     67     115    247     22     67     115    247
 Class Y   12     36      63    139     12     36      63    139
Balanced Portfolio
 Class A  $63    $92    $122   $207    $63    $92    $122   $207
 Class B   72     97     124    227     22     67     114    227
 Class C   32     67     114    246     22     67     114    246
 Class Y   12     36      62    137     12     36      62    137
Conservative Portfolio
 Class A  $58    $86    $116   $201    $58    $86    $116   $201
 Class B   64     88     111    205     19     58     101    205
 Class C   28     57      98    213     18     57      98    213
 Class Y   11     35      61    135     11     35      61    135
Income Portfolio
 Class A  $58    $84    $113   $194    $58    $84    $113   $194
 Class B   63     86     107    197     18     56      97    197
 Class C   28     55      94    205     18     55      94    205
 Class Y   11     33      57    127     11     33      57    127
------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

 The following information has been audited by KPMG Peat Marwick LLP, indepen-dent auditors, whose report thereon appears in the Concert Series' annual report dated January 31, 1997. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Concert Series' Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. No information is pres-ent for Class Y shares, because no Class Y shares were outstanding for the period shown.

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE
PERIOD(1):

                            HIGH GROWTH PORTFOLIO          GROWTH PORTFOLIO            BALANCED PORTFOLIO
                          ---------------------------  ---------------------------  --------------------------
                          CLASS A   CLASS B   CLASS C  CLASS A   CLASS B   CLASS C  CLASS A  CLASS B   CLASS C
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD       $  11.40  $  11.40  $ 11.40  $  11.40  $  11.40  $ 11.40  $ 11.40  $  11.40  $ 11.40
---------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income        0.20      0.08     0.08      0.33      0.23     0.24     0.45      0.37     0.37
 Net realized and
 unrealized gain              1.05      1.04     1.05      0.92      0.94     0.93     0.74      0.74     0.74
---------------------------------------------------------------------------------------------------------------
Total Income from
Operations                    1.25      1.12     1.13      1.25      1.17     1.17     1.19      1.11     1.11
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.20)    (0.07)   (0.07)    (0.31)    (0.22)   (0.22)   (0.45)    (0.37)   (0.37)
 Net realized gains          (0.04)    (0.04)   (0.04)    (0.02)    (0.02)   (0.02)     --        --       --
---------------------------------------------------------------------------------------------------------------
Total Distributions          (0.24)    (0.11)   (0.11)    (0.33)    (0.24)   (0.24)   (0.45)    (0.37)   (0.37)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                    $  12.41  $  12.41  $ 12.42  $  12.32  $  12.33  $ 12.33  $ 12.14  $  12.14  $ 12.14
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN++               11.04%     9.91%   10.00%    11.08%    10.32%   10.32%   10.64%     9.90%    9.90%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF
PERIOD (000S)             $154,069  $141,241  $19,340  $161,026  $211,434  $31,279  $90,938  $111,918  $19,968
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS+:
 Expenses                     0.60%     1.35%    1.35%     0.60%     1.35%    1.35%    0.60%     1.35%    1.35%
 Net investment income        2.79      2.04     2.04      4.79      4.04     4.04     4.88      4.14     4.14
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE       0.00%     0.00%    0.00%     0.00%     0.00%    0.00%    0.00%     0.00%    0.00%
---------------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE
PERIOD(1):

                           CONSERVATIVE PORTFOLIO        INCOME PORTFOLIO
                           -------------------------  -------------------------
                           CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C
-------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD         $11.46   $11.46  $11.46    $11.46   $11.46  $11.46
-------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income        0.53     0.48    0.48      0.63     0.58    0.59
 Net realized and
 unrealized gain              0.43     0.42    0.42      0.07     0.07    0.07
-------------------------------------------------------------------------------
Total Income from
Operations                    0.96     0.90    0.90      0.70     0.65    0.66
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.52)   (0.47)  (0.47)    (0.63)   (0.58)  (0.59)
-------------------------------------------------------------------------------
Total Distributions          (0.52)   (0.47)  (0.47)    (0.63)   (0.58)  (0.59)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                     $ 11.90  $ 11.89  $11.89   $ 11.53  $ 11.53  $11.53
-------------------------------------------------------------------------------
TOTAL RETURN++                8.57%    8.03%   8.08%     6.39%    5.89%   5.94%
-------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(000S)                     $30,478  $28,297  $4,129   $17,817  $17,800  $2,113
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS+:
 Expenses                     0.60%    1.10%   1.05%     0.60%    1.10%   1.05%
 Net investment income        5.66     5.16    5.21      6.32     5.82    5.87
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE       0.00%    0.00%   0.00%     0.00%    0.00%   0.00%
-------------------------------------------------------------------------------

 (1) For the period from February 5, 1996 (inception date) to January 31,
     1997.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

WHY INVEST IN THE CONCERT SERIES

 The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experi-ence, time and personal resources. The Portfolios are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers, are looking for an appropriate core investment for their retirement portfolio and appreciate the advantages of broad diversifica-tion. The Portfolios may be most appropriate for long-term investors planning for retirement, particularly investors in tax-advantaged retirement accounts including IRAs, 401(k) corporate employee savings plans, 403(b) non-profit organization savings plans, profit-sharing and money-purchase pension plans, and other corporate pension and savings plans.

 The Concert Series will be managed so that each Portfolio can serve as a com-plete investment program or as a core part of a larger portfolio. Each of the Portfolios invests in a select group of Underlying Smith Barney Funds suited to the Portfolio's particular investment objective. The allocation of assets among Underlying Smith Barney Funds within each Portfolio is determined by SBMFM according to fundamental and quantitative analysis. Because the assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sudden large-scale changes in the allocation of a Portfolio's investments among Underlying Smith Barney Funds. The Concert Series is not designed as a market timing vehi-cle, but rather as a simple and conservative approach to helping investors meet retirement and other long-term goals.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

 The Concert Series is an open-end, non-diversified, management investment com-pany that currently offers ten managed investment portfolios, five of which are offered by this Prospectus. Each Portfolio seeks to achieve its investment objective by investing within specified ranges among Underlying Smith Barney Funds, as well as in repurchase agreements. Initially, each Portfolio will invest in the Underlying Smith Barney Funds listed below.

 The investment manager for each Portfolio, SBMFM, will allocate investments for each Portfolio among Underlying Smith Barney Funds based on its outlook for the economy, financial markets and the relative performance of the Underlying Smith Barney Funds. The allocation among the Underlying Smith Barney Funds will be made within investment ranges established by the Board of Directors of the Concert Series which designates minimum and maximum percentages for each of the Underlying Smith Barney Funds.

 The High Growth Portfolio's investment objective is to seek capital apprecia-tion. The Growth Portfolio's investment objective is to seek long-term growth of capital. The Balanced Portfolio's investment objective is to seek a balance of growth of capital and income. The Conservative Portfolio's investment objec-tive is to seek income and, secondarily, long-term growth of capital. The Income Portfolio's investment objective is to seek high current income. Each Portfolio's investment objective is fundamental and may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that any Portfolio's investment objective will be achieved.

 In investing in Underlying Smith Barney Funds, the Portfolios seek to maintain different allocations between equity funds and fixed income funds (including money market funds) depending on a Portfolio's investment objective. Allocating investments between equity funds and fixed income funds permits each Portfolio to attempt to optimize performance consistent with its investment objective. The tables below illustrate the initial equity/fixed income fund allocation targets and ranges for each Portfolio:

Equity/Fixed Income Fund Range (Percentage of Each Portfolio's Net Assets)

TYPE OF FUND            TARGET  RANGE
---------------------------------------
High Growth Portfolio
 Equity                  90%   80%-100%
 Fixed Income            10%    0%- 20%
Growth Portfolio
 Equity                  70%   60%- 80%
 Fixed Income            30%   20%- 40%
Balanced Portfolio
 Equity                  50%   40%- 60%
 Fixed Income            50%   40%- 60%
Conservative Portfolio
 Equity                  30%   20%- 40%
 Fixed Income            70%   60%- 80%
Income Portfolio
 Equity                  10%    0%- 20%
 Fixed Income            90%   80%-100%
---------------------------------------

 The Portfolios invest their assets in the Underlying Smith Barney Funds listed below within the ranges indicated.

       Investment Range (Percentage of Each Portfolio's Net Assets)

UNDERLYING SMITH BARNEY   HIGH GROWTH  GROWTH   BALANCED  CONSERVATIVE  INCOME
FUND                       PORTFOLIO  PORTFOLIO PORTFOLIO  PORTFOLIO   PORTFOLIO
--------------------------------------------------------------------------------
Smith Barney Aggressive
Growth Fund Inc.             10-30%      0-15%     --          --          --
Smith Barney
Appreciation Fund Inc.        0-20%     10-30%    0-20%        --          --
Smith Barney Equity
Funds:
 Smith Barney Growth and
 Income Fund                  0-20%      0-20%    5-20%        --          --
Smith Barney Fundamental
Value Fund Inc.               0-20%     10-30%    0-20%        --          --
Smith Barney Funds,
Inc.:
 Equity Income Portfolio       --        0-20%    5-20%       5-20%       0-15%
 Short-Term U.S.
 Treasury Securities
 Portfolio                     --        0-15%    5-20%       5-20%       5-30%
Smith Barney Income
Funds:
 Smith Barney High
 Income Fund                  0-20%      5-20%    0-15%       0-20%       0-20%
 Smith Barney Utilities
 Fund                          --        0-20%    5-20%       5-20%       0-15%
 Smith Barney Premium
 Total Return Fund             --         --      5-20%       5-25%       0-15%
 Smith Barney
 Convertible Fund              --         --      5-20%       5-15%       0-15%
 Smith Barney
 Diversified Strategic
 Income Fund                   --         --      5-25%      10-30%      10-30%
Smith Barney Investment
Funds Inc.:
 Smith Barney Managed
 Growth Fund                  0-20%     10-30%    0-15%        --          --
 Smith Barney Special
 Equities Fund               10-30%      0-15%     --          --          --
 Smith Barney Government
 Securities Fund              0-15%      0-20%    0-20%       5-20%       5-20%
 Smith Barney Investment
 Grade Bond Fund              0-15%      0-15%     --          --         0-15%
Smith Barney Managed
Governments Fund Inc.          --        0-15%    5-20%       5-25%       5-30%
Smith Barney Money
Funds, Inc.:
 Cash Portfolio               0-20%      0-20%    0-25%       0-30%       0-30%
Smith Barney Natural
Resources Fund Inc.           0-10%      0-10%    0-10%        --          --
Smith Barney World
Funds, Inc.:
 International Equity
 Portfolio                   10-25%      5-20%    0-15%       0-10%       0-10%
 Emerging Markets
 Portfolio                    0-20%       --       --          --          --
 International Balanced
 Portfolio                    0-15%      0-10%    0-10%       0-10%       0-10%
 Global Government Bond
 Portfolio                    0-15%      0-15%    0-15%       0-20%       0-20%
--------------------------------------------------------------------------------

 The Underlying Smith Barney Funds have been selected to represent a broad spectrum of investment options for the Portfolios. The equity/fixed income ranges and the investment ranges are based on the degree to which the Under-lying Smith Barney Funds selected are expected in combination to be appropriate for a Portfolio's particular investment objective. If, as a result of apprecia-tion or depreciation, the percentage of a Portfolio's assets invested in an Underlying Smith Barney Fund exceeds or is less than the applicable percentage limitations set forth above, SBMFM will consider, in its discretion, whether to reallocate the assets of the Portfolio to comply with the foregoing percentage limitations. THE PARTICULAR UNDERLYING SMITH BARNEY FUNDS IN WHICH EACH PORTFO-LIO MAY INVEST, THE EQUITY/FIXED INCOME FUND TARGETS AND RANGES AND THE INVEST-MENT RANGES APPLICABLE TO EACH UNDERLYING SMITH BARNEY FUND MAY BE CHANGED FROM TIME TO TIME BY THE CONCERT SERIES' BOARD OF DIRECTORS WITHOUT THE APPROVAL OF THE PORTFOLIO'S SHAREHOLDERS.

 Each Portfolio can invest a certain portion of its cash reserves in repurchase agreements. Each Portfolio may also invest its cash reserves in the Cash Port-folio of Smith Barney Money Funds, Inc. A reserve position provides flexibility in meeting redemptions, expenses and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

 For information about the investment objectives of each of the Underlying Smith Barney Funds and the investment techniques and the risks involved in the Underlying Smith Barney Funds, please refer to "Description of the Underlying Smith Barney Funds," the Appendix to this Prospectus, the Statement of Addi-tional Information and the prospectus for each of the Underlying Smith Barney Funds.

RISK FACTORS AND SPECIAL CONSIDERATIONS


 Non-Diversified Investment Company. The Concert Series is a "non-diversified" investment company for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), because it invests in the securities of a limited number of mutual funds. However, the Underlying Smith Barney Funds themselves are diversified investment companies (with the exception of the Global Govern-ment Bond Portfolio, the International Balanced Portfolio and the Emerging Mar-kets Portfolio). The Concert Series intends to qualify as a diversified invest-ment company for the purposes of Subchapter M of the Code.

 Investing in Underlying Smith Barney Funds. The investments of each Portfolio are concentrated in the Underlying Smith Barney Funds, so each Portfolio's investment performance is directly related to the investment performance of the Underlying Smith Barney

Funds held by it. The ability of each Portfolio to meet its investment objec-tive is directly related to the ability of the Underlying Smith Barney Funds to meet their objectives as well as the allocation among those Underlying Smith Barney Funds by SBMFM. There can be no assurance that the investment objective of any Portfolio or any Underlying Smith Barney Fund will be achieved.

 Affiliated Persons. SBMFM, the investment manager of the Portfolios, and the officers and directors of the Concert Series presently serve as investment adviser, officers and directors, respectively, of many of the Underlying Smith Barney Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Portfolios and the Underlying Smith Barney Funds.

 Investment Practices of Underlying Smith Barney Funds. In addition to their principal investments, certain Underlying Smith Barney Funds may invest a por-tion of their assets in foreign securities; enter into forward currency trans-actions; lend their portfolio securities; enter into stock index, interest rate, currency and gold futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; enter into forward roll transactions; purchase securities on a when-issued or delayed delivery basis; enter into repurchase or reverse repurchase agreements; borrow money; and engage in various other investment practices.

 High Yield Securities. Each of the Portfolios also may invest in an Underlying Smith Barney Fund that invests primarily in high yield, high risk securities, commonly referred to as junk bonds. As a result, the Portfolios may be subject to some of the risks resulting from high yield investing. Further, each of the Portfolios may invest in Underlying Smith Barney Funds that invest in medium grade bonds. If these bonds are downgraded, the Portfolios will consider whether to increase or decrease their investment in the affected Underlying Smith Barney Fund. Lower quality debt instruments generally offer a higher cur-rent yield than that available from higher grade issues, but typically involve greater risk. Lower rated and comparable unrated securities are especially sub-ject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising inter-est rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Further information on these invest-ment policies and practices can be found under "Description of the Underlying Smith Barney Funds," in the Appendix to this Prospectus and in the Statement of Additional Information as well as the prospectus of each Underlying Smith Bar-ney Fund.

 Concentration. Each Portfolio other than the High Growth Portfolio may invest in an Underlying Smith Barney Fund that concentrates its investments in the utilities industry. Under certain unusual circumstances, this could result in those Portfolios being indirectly concentrated in this industry. If this were to occur, the relevant Portfolios would consider whether to maintain or change their investment in that Underlying Smith Barney Fund.

 Market and Economic Factors. The Portfolios' share prices and yields will fluctuate in response to various market and economic factors related to both the stock and bond markets. All Portfolios may invest in mutual funds that in turn invest in international securities and thus are subject to additional risks of these investments, including changes in foreign currency exchange rates and political risk.

PORTFOLIO TURNOVER


 Each Portfolio's turnover rate is not expected to exceed 25% annually. A Port-folio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Smith Barney Funds in response to market conditions; and (c) main-tain or modify the allocation of its assets between equity and fixed income funds and among the Underlying Smith Barney Funds within the percentage limits described above.

 The turnover rates of the Underlying Smith Barney Funds have ranged from 9% to 420% during their most recent fiscal years. There can be no assurance that the turnover rates of these funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher expenses being incurred by the Underlying Smith Barney Funds.

INVESTMENT RESTRICTIONS


 In addition to the investment objectives of each Portfolio, the Concert Series has adopted restrictions with respect to each Portfolio that may not be changed without approval of a majority of the Portfolio's outstanding shares. The fun-damental investment restrictions imposed by the Concert Series prohibit each Portfolio from, among other things: (i) borrowing money except from banks for temporary or emergency purposes, including the meeting of redemption requests in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not includ-ing the amount borrowed) at the time the borrowing is made and (ii) making loans to others, except through the purchase of portfolio securities consistent with its investment objective and policies and through the entering into repurchase agreements.

 Certain other investment restrictions, including fundamental restrictions as well as restrictions that may be changed without a shareholder vote, adopted by the Concert Series are described in the Statement of Additional Informa-tion. Investment restrictions of the Underlying Smith Barney Funds in which the Portfolios invest may be more or less restrictive than those adopted by the Concert Series.

DESCRIPTION OF UNDERLYING SMITH BARNEY FUNDS


 The following is a concise description of the investment objectives and prac-tices for each of the Underlying Smith Barney Funds in which the Portfolios may invest. There can be no assurance that the investment objectives of the Underlying Smith Barney Funds will be met. Additional information regarding the investment practices of the Underlying Smith Barney Funds is located in the Appendix to this Prospectus, in the Statement of Additional Information and in the prospectus of each of the Underlying Smith Barney Funds. No offer is made in this Prospectus of any of the Underlying Smith Barney Funds.

EQUITY FUNDS The following Underlying Smith Barney Funds are funds that invest primarily in equity securities.

 Smith Barney Aggressive Growth Fund Inc. seeks capital appreciation by investing primarily in common stock of companies the Fund's investment adviser believes are experiencing, or have the potential to experience, growth in earnings that exceed the average earnings growth rate of companies whose secu-rities are included in the Standard & Poor's Daily Price Index of 500 Common Stocks (the "S&P 500"), a weighted index that measures the aggregate change in market value of 400 industrials, 60 transportation stocks and utility compa-nies and 40 financial issues. SBMFM focuses its stock selection for the Fund on a diversified group of small- or medium-sized emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains in the two to three years after the Fund acquires their stocks. These companies generally may be expected to benefit from new technologies, techniques, products or services or cost-reduc-ing measures, and may be affected by changes in management, capitalization or asset deployment, government regulations or other external circumstances.

 Although SBMFM anticipates that the assets of the Fund ordinarily will be invested primarily in common stocks of U.S. companies, the Fund may invest in convertible securities, preferred stocks, securities of foreign issuers, war-rants and restricted securities. The Fund also is authorized to borrow up to 33 1/3% of its total assets less liabilities for leveraging purposes. Securi-ties of the kinds of companies in which the Fund invests may be subject to significant price fluctuation and above average risk.

 Smith Barney Appreciation Fund Inc. seeks long-term appreciation of share-holders' capital. The Fund attempts to achieve its investment objective by investing primarily in equity securities (consisting of common stocks, pre-ferred stocks, warrants, rights and securities convertible into common stocks) that are believed to afford attractive opportunities for investment apprecia-tion. The core holdings of the Fund are blue chip companies that are dominant in their industries; however, at the same time, the Fund may hold securities of companies with prospects of sustained earnings growth and/or companies with a cyclical earnings record if it is felt these offer attractive investment opportunities. Typically, the Fund invests in middle- and larger-sized compa-nies, though it does invest in smaller companies whose securities may reasona-bly be expected to appreciate. The Fund's investments are spread broadly among different industries. The Fund may hold issues traded over-the-counter as well as those listed on one or more national securities exchanges, and the Fund may make investments in foreign securities although management intends to limit such investments to 10% of the Fund's assets.

 Smith Barney Fundamental Value Fund Inc.'s investment objective is long-term capital growth. Current income is a secondary objective. The Fund seeks to achieve its primary objective by investing in a diversified portfolio of com-mon stocks and common stock equivalents and, to a lesser extent, in bonds and other debt instruments. The Fund's investment emphasis is on securities that are undervalued in the marketplace and, accordingly, have above-average poten-tial for capital growth. In general, the Fund invests in securities of compa-nies that are temporarily unpopular among investors but which SBMFM regards as possessing favorable prospects for earnings growth and/or improvements in the value of their assets and, consequently, as having a reasonable likelihood of experiencing a recovery in market price.

 Smith Barney Special Equities Fund, an investment portfolio of Smith Barney Investment Funds Inc., seeks long-term capital appreciation by investing in equity securities (common stocks or securities that are convertible into or exchangeable for such stocks, including warrants) that SBMFM believes to have superior appreciation potential. The Fund invests primarily in equity securi-ties of secondary growth companies, generally not within the S&P 500, as iden-tified by SBMFM. These companies may not have reached a fully mature stage of earnings growth, since they may still be in the developmental stage, or may be older companies that appear to be entering a new stage of more rapid earnings progress due to factors such as management change or development of new tech-nology, products or markets. A significant number of these companies may be in technology areas, including health care related sectors, and may have annual sales of less than $300 million. The Fund may also choose to invest in some relatively unseasoned stocks, i.e., securities issued by companies whose market capitalization is under $100 million. Investing in smaller, newer issuers generally involves greater risk than investing in larger, more estab-lished issuers.

 Smith Barney Managed Growth Fund, an investment portfolio of Smith Barney Investment Funds Inc., has as its investment objective long term growth of cap-ital. The Fund attempts to achieve its objective by investing primarily in undervalued or out of favor common stock and other securities, including debt securities that are convertible into common stock and that are currently price depressed. Such securities might typically be valued at the low end of their 52-week trading range. Although under normal circumstances the Fund's portfolio will primarily consist of these securities, the Fund may also invest in pre-ferred stocks and warrants when SBMFM perceives an opportunity for capital growth from such securities.

 The Equity Income Portfolio, an investment portfolio of Smith Barney Funds, Inc., seeks current income and long-term growth of capital. The Fund invests primarily in common stocks offering a current return from dividends and will also normally include some interest-paying debt obligations (such as U.S. gov-ernment obligations, investment grade bonds and debentures) and high quality short-term debt obligations (such as commercial paper and repurchase agreements collateralized by U.S. government securities with broker/dealers or other financial institutions, including the Fund's custodian) and may also purchase preferred stocks and convertible securities. Temporary defensive investments or a higher percentage of debt securities may be held when deemed advisable by SBMFM, the Fund's adviser. In the selection of common stock investments, empha-sis is generally placed on issues with established dividend records as well as potential for price appreciation. From time to time, however, a portion of the assets may be invested in non-dividend paying stocks. The Fund may make invest-ments in foreign securities, though management currently intends to limit such investments to 5% of the Fund's assets, and an additional 10% of its assets may be invested in American Depository Receipts ("ADRs") representing shares in foreign securities that are traded in U.S. securities markets.

 Smith Barney Growth and Income Fund, an investment portfolio of Smith Barney Equity Funds, seeks long-term capital growth and income by investing in income producing equity securities, including dividend-paying common stocks, securi-ties that are convertible into common stocks and warrants. Consistent with data used in developing and maintaining quantitative investment criteria developed by SBMFM to evaluate investment decisions, the Fund expects to invest primarily in domestic companies of varying sizes, generally with capitalizations exceed-ing $250 million in a wide range of industries. The Fund may also invest up to 20% in the securities of foreign issuers, including ADRs or European Depositary Receipts. Under normal market conditions, the Fund will invest substantially all, but not less than 65%, of its assets in equity securities. The Fund may invest the remainder of its assets in high grade money market instruments in order to develop income, as well as in corporate bonds and mortgage related securities that are rated investment grade or are deemed by SBMFM to be of com-parable quality and in U.S. government securities.

 Smith Barney Natural Resources Fund Inc. seeks long-term capital appreciation by investing primarily in "Natural Resource Investments." Natural Resource Investments are defined as equity and debt securities of issuers that: (1) own or process natural resources, such as precious metals, other minerals, water, timberland, agricultural commodities and forest products; (2) own or produce sources of energy such as oil, natural gas, coal, uranium, geothermal, oil shale and biomass; (3) participate in the exploration and development, trans-portation, distribution and/or processing of natural resources; (4) own or con-trol oil, gas, or other mineral leases, rights or royalties; (5) provide related services or supplies, such as drilling, well servicing, chemicals, parts and equipment; (6) develop or participate in energy-efficient technolo-gies; and (7) are involved in the upgrading or processing of raw commodities into intermediate products. The Fund may also invest in gold bullion and gold coins. (A company is considered a "Natural Resources Investment" when it derives at least 50% of its total revenue from a business or activity described above.)

 Under normal market conditions, the Fund will invest at least 65% of its assets in Natural Resource Investments. Up to 35% of the Fund's assets may be invested in companies not in the natural resources area, investment grade cor-porate debt securities, U.S. Government securities and, for cash management purposes, money market instruments. For temporary defensive purposes, the Fund may invest in excess of 35% in money market instruments.

 The Fund may utilize up to 10% of its assets to purchase put options on secu-rities it owns and up to an additional 10% of its assets to purchase call options on securities it may acquire in the future. The Fund may purchase only put options that are traded on a regulated exchange. It also may purchase and write put and call options on domestic and foreign stock indexes to hedge against risks of market-wide movements affecting that portion of its assets invested in the country whose stocks are subject to the hedges.

 The composition of the portfolio of the Fund will vary depending on the deter-mination of SBMFM, of how best to achieve long-term capital appreciation. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. Debt securities the Fund may acquire include bonds, notes and debentures of companies and governments. The Fund may invest in debt securities when SBMFM believes they will enhance the Fund's ability to achieve long-term capital appreciation. The

Fund may invest in fixed-income securities that are rated as low as B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or if unrated, are deemed by SBMFM to be of comparable quality. The medium- and lower-rated securities in which the Fund may invest, some of which have speculative characteristics, may be subject to greater market fluctuation and greater risk of loss of income or principal than higher rated securities.

 Because issuers of Natural Resource Investments often are located outside the United States, a significant portion of the Fund's investments may consist of securities of foreign issuers. The percentage of assets invested in particular countries or regions will change from time to time in accordance with the judg-ment of SBMFM, which may be based on, among other things of consideration of the political stability and economic outlook of these countries or regions.

 Smith Barney Premium Total Return Fund, an investment portfolio of Smith Bar-ney Income Funds, seeks to provide shareholders with total return, consisting of long-term capital appreciation and income, by investing primarily in a diversified portfolio of dividend-paying common stocks. The Fund also purchases put and call options and writes covered put and call options on securities it holds and on stock indexes primarily as a hedge to reduce investment risk. Because the Fund seeks total return by emphasizing investments in dividend-paying common stocks, it will not have as much investment flexibility as total return funds that may pursue their objective by investing in both income and equity stocks without such an emphasis. The Fund also may invest up to 10% of its assets in: (a) securities rated less than investment grade by Moody's or S&P or unrated securities of comparable quality; (b) interest-paying debt secu-rities, such as U.S. government securities; and (c) other securities, including convertible bonds, convertible preferred stock and warrants.

 The Emerging Markets Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks long term capital appreciation on its assets through a port-folio invested primarily in securities of emerging country issuers (consisting of dividend and non-dividend paying common stocks, preferred stocks, convert-ible securities and rights and warrants to such securities). The Fund will also invest in debt securities having a high potential for capital appreciation, especially in countries where direct equity investment is not permitted. Under normal conditions, at least 70% of the Fund's assets will be invested in equity securities. For purposes of its investment objective, the Fund considers as "emerging" all countries other than the United States, Canada, Ireland, the United Kingdom, Sweden, Norway, Finland, Denmark, Holland, Germany, Switzer-land, Belgium, France, Italy, Spain and Japan. The Fund is a non-diversified portfolio, but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in issuers in not less than three different countries.

 The Fund also may invest in debt securities of issuers in countries having smaller capital markets. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The Fund will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Fund may invest in debt securities with relatively high yields (as compared to other debt securities meeting the Fund's investment criteria), not-withstanding that the Fund may not anticipate that such securities will experi-ence substantial capital appreciation. The Fund also may invest in debt securi-ties issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities, issued or guaranteed by supranational organizations or issued by foreign corporations or financial institutions.

 The International Equity Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks a total return on its assets from growth of capital and income. Under normal market conditions, the Fund invests at least 65% of its assets in a diversified portfolio of equity securities consisting of divi-dend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities and up to 35% of the Fund's assets in bonds, notes and debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the U.S. or foreign governments and their political subdivisions) of established non-U.S. issuers. Investments may be made for capital appreciation or for income or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percent or amount of the Fund's assets that may be invested for growth or income and, therefore, from time to time the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. The Fund may borrow up to 25% of the value of its assets for invest-ment purposes, which involves certain risk considerations.

 The Fund will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three different countries. The Fund will normally invest at least 65% of its assets in companies organized or governments located in any area of the world other than the U.S. However, under unusual economic or market conditions as determined by the investment adviser, for defensive purposes the Fund may tem-porarily invest all or a major portion of its assets in U.S. government securi-ties or in debt or equity securities of companies incorporated in and having their principal business activities in the U.S.

FIXED INCOME FUNDS The following Underlying Smith Barney Funds invest primarily in fixed income securities, including the money market fund in which each Port-folio may invest and which may serve as the cash reserve portion of each Port-folio.

 Smith Barney High Income Fund, an investment portfolio of the Smith Barney Income Funds, seeks to provide shareholders with high current income. Although growth of capital is not an investment objective of the Fund, SBMFM may con-sider potential for growth as one factor, among others, in selecting invest-ments for the Fund. The Fund will seek high current income by investing, under normal circumstances, at least 65% of its assets in high risk, high-yielding corporate bonds, debentures and notes denominated in U.S. dollars or foreign currencies. Up to 40% of the Fund's assets may be invested in fixed-income obligations of foreign issuers, and up to 20% of its assets may be invested in common stock or other equity-related securities, including convertible securi-ties, preferred stock, warrants and rights. Securities purchased by the Fund generally will be rated in the lower rating categories of recognized rating agencies, as low as Caa by Moody's or D by S&P, or in unrated securities that SBMFM deems of comparable quality. However, the Fund will not purchase securi-ties rated lower than B by both Moody's and S&P unless, immediately after such purchase, no more than 10% of its total assets are invested in such securities. The Fund may hold securities with higher ratings when the yield differential between low-rated and higher-rated securities narrows and the risk of loss may be reduced substantially with only a relatively small reduction in yield. The Fund also may invest in higher-rated securities when SBMFM believes that a more defensive investment strategy is appropriate in light of market or economic conditions.

 Smith Barney Investment Grade Bond Fund, an investment portfolio of Smith Bar-ney Investment Funds Inc., seeks to provide as high a level of current income as is consistent with prudent investment management and preservation of capi-tal. Except when in a temporary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in bonds. The Fund seeks to achieve its objective by investing in any of the following securities: corpo-rate bonds rated Baa or better by Moody's or BBB or better by S&P; U.S. govern-ment securities; commercial paper issued by domestic corporations and rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P, or, if not rated, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P; negotiable bank certificates of deposit and bankers' acceptances issued by domestic banks (but not their foreign branches) having total assets in excess of $1 billion; and high-yielding common stocks and war-rants. A reduction in the rating of a security does not require the sale of the security by the Fund.

 Smith Barney Government Securities Fund, an investment portfolio of Smith Bar-ney Investment Funds Inc., seeks high current return by investing in obliga-tions of, or guaranteed by, the U.S. government, its agencies or instrumentali-ties (including, without limitation, Treasury bills and bonds, mortgage partic-ipation certificates issued by the Federal Home Loan Mortgage Corporation ("FHLMC") and mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"). The Fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries. In addition, the Fund may borrow money (up to 25% of its total assets) to increase its investments, thereby leveraging its portfolio and exaggerating the effect on net asset value of any increase or decrease in the market value of the Fund's securities. Except when in a temporary defensive investment position, the Fund intends to maintain at least 65% of its assets invested in U.S. gov-ernment securities (including futures contracts and options thereon and options relating to U.S. government securities).

 The Short-Term U.S. Treasury Securities Portfolio, an investment portfolio of Smith Barney Funds, Inc., seeks current income, preservation of capital and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. gov-ernment. Shares of the Fund are not issued, insured or guaranteed, as to value or yield, by the U.S. government or its agencies or instrumentalities. In an effort to minimize fluctuations in market value of its portfolio securities, the Fund is expected to maintain a dollar-weighted average maturity of approxi-mately three years. Pending direct investment in U.S. Treasury debt securities, the Fund may enter into repurchase agreements secured by such securities in an amount up to 10% of the value of its total assets. The Fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to sat-isfy redemptions.

 Smith Barney Managed Governments Fund Inc. seeks high current income consis-tent with liquidity and safety of capital. The Fund invests substantially all of its assets in U.S. government securities and, under normal circumstances, the Fund is required to invest at least 65% of its assets in such securities. The Fund's portfolio of U.S. government securities consists primarily of mort-gage-backed securities issued or guaranteed by GNMA, the Federal National Mort-gage Association ("FNMA") and FHLMC. Assets not invested in such mortgage-backed securities are invested primarily in direct obligations of the United States Treasury and other U.S. government securities. The weighted average maturity of the Fund's portfolio will vary from time to time and the Fund may invest in U.S. government securities of all maturities: short-term, intermedi-ate-term and long-term. The Fund may invest without limit in securities of any issuer of U.S. government securities, and may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable (such as repur-chase agreements with maturities in excess of seven days). The Fund may invest up to 5% of its net assets in U.S. government secu-rities for which the principal repayment at maturity, while paid in U.S. dol-lars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries.

 Smith Barney Diversified Strategic Income Fund, an investment portfolio of Smith Barney Income Funds, seeks high current income primarily through invest-ment in fixed-income securities. The Fund attempts to achieve its objective by allocating and reallocating its assets primarily among various types of fixed-income securities selected by Greenwich Street Advisors (a division of SBMFM) based on its analysis of economic and market conditions and the relative risks and opportunities of particular securities. The types of fixed-income securi-ties among which the Fund's assets will be primarily allocated are: obligations issued or guaranteed as to principal and interest by the United States govern-ment; mortgage-related securities issued by various governmental and non-gov-ernmental entities; domestic and foreign corporate securities; and foreign gov-ernment securities. Under normal conditions, at least 65% of the Fund's assets will be invested in fixed-income securities, which includes non-convertible preferred stocks. The Fund generally will invest in intermediate- and long-term fixed-income securities with the result that, under normal market conditions, the weighted average maturity of the Fund's securities is expected to be between five and 12 years.

 Mortgage-related securities in which the Fund may invest include mortgage obligations collateralized by mortgage loans or mortgage pass-through certifi-cates. Mortgage-related securities held by the Fund generally will be rated no lower than Aa by Moody's or AA by S&P or, if not rated, of equivalent invest-ment quality as determined by Greenwich Street Advisors. The Fund may invest up to 35% of its assets in corporate fixed-income securities of domestic issuers rated Ba or lower by Moody's or BB or lower by S&P or in nonrated securities deemed by Greenwich Street Advisors to be of comparable quality. The Fund may invest in fixed-income securities rated as low as Caa by Moody's or CCC by S&P.

 In general, the Fund may invest in debt securities issued by foreign govern-ments or any of their political subdivisions that are considered stable by Smith Barney Global Capital Management, Inc., the Fund's subadviser. Up to 5% of the Fund's assets may be invested in foreign securities issued by countries with developing economies. The Fund may also invest in securities issued by supranational organizations.

 The Global Government Bond Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks as high a level of current income and capital appreci-ation as is consistent with its policy of investing principally in high quality bonds of the U.S. and foreign governments. Under normal market conditions, the Fund invests at least 65% of its total assets in bonds issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces, cantons and municipalities) or their agencies, authorities or instrumentalities denomi-nated in various currencies, including U.S. dollars, or in multinational cur-rency units, such as the European Currency Unit. Except with respect to govern-ment securities of less developed countries, the Fund invests in foreign gov-ernment securities only if the issue or the issuer thereof is rated in the two highest rating categories by Moody's or S&P, or if unrated, are of comparable quality in the determination of the investment adviser.

 Under normal circumstances the Fund may invest up to 35% of its total assets in debt obligations (including debt obligations convertible into common stock) of U.S. or foreign corporations and financial institutions and supranational entities. Any non-governmental investment would be limited to issues that are rated A or better by Moody's or S&P, or if not rated, determined to be of com-parable quality.

 The Fund is a non-diversified portfolio and currently contemplates investing primarily in obligations of the U.S. and of developed nations (i.e., industri-alized countries) that the investment adviser believes to pose limited credit risks. These countries currently are Australia, Austria, Belgium, Canada, Den-mark, Finland, France, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zea-land, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and Ger-many. Investments may be made from time to time in government securities, including loan assignments and loan participations, of less developed coun-tries. Such countries currently include Argentina, Brazil, Bulgaria, Czech Republic, Ecuador, Hungary, Indonesia, Lithuania, Malaysia, Mexico, Peru, Phil-ippines, Poland, Russia, Slovakia, South Africa, Thailand, Turkey, Uruguay and Venezuela. Countries may be added to or deleted from this list as economic and political conditions warrant. Historical experience indicates that the markets of less developed countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often pro-vide rates of return to investors commensurate with the credit and market risks. The investment adviser does not intend to invest more than 10% of the Fund's assets in the government securities of less developed countries and will not invest more than 5% of the Fund's assets in the government securities of any one such country. Such investments may be unrated or rated below investment grade or may be in default. Securities rated below investment grade (and compa-rable unrated securities) are the equivalent of high yield, high risk bonds. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, and political conditions, whether or not occurring within the issuers' borders. Under normal market conditions the Fund invests at least 65% of its assets in issues of not less than three different countries; issues of any one country (other than the United States) will represent no more than 45% of the Fund's total assets.

 The Cash Portfolio is an investment portfolio of Smith Barney Money Funds, Inc., a money market fund that seeks maximum current income and preservation of capital. The Fund may invest in domestic and foreign money market securities consisting of bank obligations and high quality commercial paper, corporate obligations and municipal obligations, in addition to U.S. government obliga-tions and related repurchase agreements. The Fund intends to maintain at least 25% of its total assets invested in obligations of domestic and foreign banks. Shares of the Fund are not insured or guaranteed by the U.S. government.

 The Fund has adopted certain investment policies to assure that, to the extent reasonably possible, the Fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a contin-uous basis. In order to minimize fluctuations in market price, the Fund will not purchase a security with a remaining maturity of greater than 13 months or maintain a dollar-weighted average portfolio maturity in excess of 90 days (se-curities used as collateral for repurchase agreements are not subject to these restrictions).

 The Fund's investments are limited to U.S. dollar-denominated instruments that have received the highest rating from the "Requisite NRSROs," securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical ratings organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The NRSROs currently designated as such by the SEC are S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps Credit Rating Co., IBCA Limited and its affiliate, IBCA, Inc. and Thomson BankWatch.

 For purposes of the equity/fixed income fund allocation targets and ranges applicable to each Portfolio (see page 10 above), each of the following Under-lying Smith Barney Funds is considered to be an equity fund with respect to 50% of a Portfolio's investment in such Fund and an income fund with respect to the remaining 50% of such Portfolio's investment.

 The Smith Barney Convertible Fund, an investment portfolio of Smith Barney Income Funds, seeks current income and capital appreciation by investing in convertible securities and in combinations of nonconvertible fixed-income secu-rities and warrants or call options that together resemble convertible securi-ties ("synthetic convertible securities"). Under normal circumstances, the Fund will invest at least 65% of its assets in convertible securities, but is not required to sell securities to conform to this limitation and may retain on a temporary basis securities received upon the conversion or exercise of such securities. The Fund will not invest in fixed-income securities that are rated lower than B by Moody's or S&P or, if unrated, deemed by SBMFM to be comparable to securities rated lower than B. The Fund may invest up to 35% of its assets in synthetic convertible securities and in equity and debt securities that are not convertible into common stock and, for temporary defensive purposes, may invest in these securities without limitation.

 The Smith Barney Utilities Fund, an investment portfolio of Smith Barney Income Funds, seeks current income by investing in equity and debt securities of companies in the utility industry. Long-term capital appreciation is a sec-ondary objective of the Fund. The utility industries are deemed to be comprised of companies principally engaged (that is, at least 50% of a company's assets, gross income or net profits results from utility operations or the company is regulated as a utility by a government agency or authority) in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regu-lated by governmental agencies as utilities that provide communication facili-ties for the public benefit, but not including those in public broadcasting. The Fund will invest primarily in utility equity and debt securities that have a high expected rate of return as determined by SBMFM. Under normal market con-ditions, the Fund will invest at least 65% of its assets in such securities. The Fund may invest up to 35% of its assets in equity and debt securities of non-utility companies believed to afford a reasonable opportunity for achieving the Fund's investment objectives. The Fund will invest in investment grade debt securities, but may invest up to 10% of its assets in securities rated BB or B by S&P or Ba or B by Moody's whenever SBMFM believes that the incremental yield on such securities is advantageous to the Fund in comparison to the additional risk involved.

 The International Balanced Portfolio, an investment portfolio of Smith Barney World Funds, Inc., seeks a competitive total return on its assets from growth of capital and income through a portfolio invested primarily in securities of established non-U.S. issuers. The Fund may borrow up to 15% of the value of its assets for investment purposes, which involves certain risks. Under normal mar-ket conditions, the Fund will invest its assets in an international portfolio of equity securities (consisting of dividend and non-dividend paying common stocks, preferred stocks, convertible securities, ADRs and rights and warrants to such securities) and debt securities (consisting of corporate debt securi-ties, sovereign debt instruments issued by governments or governmental enti-ties, including supranational organizations and U.S. and foreign money market instruments). The Fund attempts to achieve a balance between equity and debt securities. However, the proportion of equity and debt held by the Fund at any one time will depend on SBMFM's views on current market and economic condi-tions. Under normal conditions, no more than 70%, nor less than 30%, of the Fund's assets will be invested in either equity or debt securities; however, there is no limitation on the percent or amount of the Fund's assets that may be invested for growth or income.

 The Fund is a non-diversified portfolio but will generally invest its assets broadly among countries and will normally have at least 65% of its assets invested in business activities in not less than three different countries out-side of the U.S. The Fund will invest in a broad range of industries and sec-tors and will mainly invest in securities issued by companies with market capi-talization of at least $50,000,000. The Fund may invest in companies organized or governments located in any area of the world. However, under unusual eco-nomic or market conditions as determined by the investment adviser, for defen-sive purposes the Fund may temporarily invest all or a major portion of its assets in U.S. government securities, debt or equity securities of companies incorporated in and having their principal business activities in the U.S. or in U.S. as well as foreign money market instruments and equivalents.

 The debt securities in which the Fund invests generally range in maturity from two to ten years. Debt securities of developed foreign countries must be rated as investment grade (or deemed by SBMFM to be of comparable quality) at the time of purchase. Debt securities of emerging market countries may be rated below investment grade and could include securities that are in default as to payments of principal or interest. Up to 25% of the total assets of the Fund may be invested in securities of emerging market countries.

 PERFORMANCE OF UNDERLYING SMITH BARNEY FUNDS

 The following chart shows the average annual total returns for the longest outstanding class of shares for each of the Underlying Smith Barney Funds in which the Portfolios may invest (other than the Cash Portfolio of Smith Barney Money Funds, Inc.) for the most recent one-, five- and ten-year periods (or since inception if shorter and giving effect to the maximum applicable sales charges) and the 30-day yields for income-oriented funds, in each case for the period ended December 31, 1996.

                                                               AVERAGE ANNUAL
                                                               TOTAL RETURNS
                                                                  THROUGH                30-DAY
                               ASSETS OF ALL                 DECEMBER 31, 1996         YIELD FOR
                               CLASSES AS OF                 ---------------------    PERIOD ENDED
                               DECEMBER 31,  INCEPTION        ONE     FIVE    TEN     DECEMBER 31,
 UNDERLYING SMITH BARNEY FUND  1996 ($000'S)   DATE    CLASS  YEAR    YEARS  YEARS        1996
--------------------------------------------------------------------------------------------------
Smith Barney Aggressive
 Growth Fund Inc.                $ 607,914   10/24/83    A    (2.38)% 10.00% 13.39%        --
Smith Barney Appreciation
 Fund Inc.                       3,486,429   03/10/70    A    13.33   10.82  12.78         --
Smith Barney Equity
 Funds:
 Smith Barney Growth and
  Income Fund                      328,347   11/06/92     A   12.82     --   11.11(+)      --
Smith Barney Fundamental
 Value Fund Inc.                 1,390,274   11/12/81    A    13.77   15.20  13.65         --
Smith Barney Funds, Inc.:
 Equity Income Portfolio           837,512   01/01/72    A    10.25   11.86  11.13         --
 Short-Term U.S. Treasury
  Securities Portfolio             115,438   11/11/91    A     2.15    5.04   5.47(+)     4.96%
Smith Barney Income
 Funds:
 Smith Barney High Income
  Fund                           1,138,694   09/02/86    B     7.87   12.17   9.12        6.86
 Smith Barney Utilities
  Fund                           1,510,568   03/28/88    B    (3.10)   7.32  10.08(+)      --
 Smith Barney Premium
  Total Return Fund              3,032,742   09/16/85    B    15.09   13.40  12.76         --
 Smith Barney Convertible
  Fund                              97,978   09/02/86    B     5.73    9.61   8.58        2.93
 Smith Barney Diversified
  Strategic Income Fund          2,819,870   12/28/89    B     5.43    7.71   9.36(+)     5.76
Smith Barney Investment
 Funds Inc.:
 Smith Barney Managed
  Growth Fund                      859,735   06/30/95    A    10.54     --    7.94(+)      --
 Smith Barney Special
  Equities Fund                    732,687   12/13/82    B   (11.12)  15.31  10.26         --
 Smith Barney Government
  Securities Fund                  551,567   03/20/84    B    (3.08)   5.26   6.50        5.55
 Smith Barney Investment
  Grade Bond Fund                  489,231   01/04/82    B    (5.35)   8.97   8.83        6.33
Smith Barney Managed
 Governments Fund Inc.             597,264   09/04/84    A    (1.06)   5.08   6.94        6.16
Smith Barney Natural
 Resources Fund Inc.               143,674   12/24/86    A    28.08   10.32   4.56         --
Smith Barney World Funds,
 Inc.:
 International Equity
  Portfolio                      1,330,885   02/18/86    A     7.92    9.13   9.82         --
 Emerging Markets
  Portfolio                         28,681   05/11/95    A    14.07     --    2.39(+)      --
 International Balanced
  Portfolio                         49,191   08/25/94    A     6.43     --    7.28(+)      --
 Global Government Bond
  Portfolio                        150,356   07/22/91    A     2.69    6.45   8.20(+)     4.37
-----------

+ inception (less than 10 years)
--------------------------------------------------------------------------------

 For the seven-day period ended December 31, 1996, the yield for the Cash Port-folio of Smith Barney Money Funds, Inc. was 4.90% and the effective yield was 5.02%.

 The performance data relating to the Underlying Smith Barney Funds set forth above is not, and should not be viewed as, indicative of the future performance of either the Underlying Smith Barney Funds or the Concert Series. The perfor-mance reflects the impact of sales charges and other distribution related expenses that will not be incurred by the Class Y shares of the Underlying Smith Barney Funds in which the Portfolios will invest.

 INVESTMENT POLICIES AND STRATEGIES OF THE UNDERLYING SMITH BARNEY FUNDS

 In pursuing their investment objectives and programs, each of the Underlying Smith Barney Funds is permitted to engage in a wide range of investment poli-cies. The Underlying Smith Barney Funds' risks are determined by the nature of the securities held and the investment strategies used by the Funds' adviser. Certain of these policies are described below and further information about the investment policies and strategies of the Underlying Smith Barney Funds in which the Portfolios may invest is contained in the Appendix to this Prospectus and in the Statement of Additional Information as well as the prospectuses of the Underlying Smith Barney Funds. Because each Portfolio invests in the Under-lying Smith Barney Funds, shareholders of each Portfolio will be affected by these investment policies in direct proportion to the amount of assets each Portfolio allocates to the Underlying Smith Barney Funds pursuing such poli-cies.

 Securities of Non-U.S. Issuers. The Portfolios will each invest in certain Underlying Smith Barney Funds that invest all or a portion of their assets in securities of non-U.S. issuers. These include non-dollar denominated securities traded outside the U.S. and dollar-denominated securities traded in the U.S. (such as ADRs). Such investments involve some special risks such as fluctua-tions in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, repatriation, confiscatory taxa-tion, political or social instability or diplomatic developments that could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securi-ties markets are generally higher than in the U.S. There is generally less gov-ernment supervision and regulation of exchanges, brokers and issuers than there is in the U.S. An Underlying Smith Barney Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Underlying Smith Barney Fund or a Portfolio investing in such Fund.

 Options and Futures. Certain of the Underlying Smith Barney Funds may enter into stock index, interest rate and currency futures contracts (or options thereon, including swaps, caps, collars and floors) as a hedging device, or as an efficient means of regulating their exposure to various markets. Certain of the Underlying Smith Barney Funds may also purchase and sell call and put options. Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset at a pre-determined price in the future. The Underlying Smith Barney Funds may buy and sell futures and options contracts for a number of reasons including: to manage their exposure to changes in interest rates, stock and bond prices, and foreign currencies; as an efficient means of adjusting their overall exposure to cer-tain markets; to adjust the portfolio's duration; to enhance income; and to protect the value of the portfolio securities. Certain of the Underlying Smith Barney Funds may purchase, sell or write call and put options on securities, financial indices, and foreign currencies. Options and futures can be volatile investments, and involve certain risks. If the adviser to the Underlying Smith Barney Fund applies a hedge at an inappropriate time or judges market condi-tions incorrectly, options and futures strategies may lower the Underlying Smith Barney Fund's return. Further losses could also be experienced if the options and futures positions held by an Underlying Smith Barney Fund were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

 The Smith Barney Natural Resources Fund may also enter into futures contracts for the purchase and sale of gold, purchase put and call options on those future contracts and write call options on those futures contracts. The Smith Barney Natural Resources Fund will purchase or write options on gold futures only on a regulated domestic or foreign exchange approved for such purpose by the Commodities Futures Trading Commission.

 Debt Securities. Certain of the Underlying Smith Barney Funds may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the Funds. The market value of the fixed-income obligations in which the Underlying Smith Bar-ney Funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

 Certain of the Underlying Smith Barney Funds may invest only in high-quality, high-grade or investment-grade securities. High quality securities are those rated in the two highest categories by Moody's (Aaa or Aa) or S&P (AAA or AA). High-grade securities are those rated in the three highest categories by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A). Investment-grade securities are those rated in the four highest categories by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB). Securities rated Baa or BBB have speculative charac-teristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade securities.

 Certain Underlying Smith Barney Funds may invest in securities that are rated below investment-grade; that is, rated below Baa by Moody's or BBB by S&P. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See the Appendix to the Statement of Additional Information for additional information on the bond ratings by Moody's and S&P.


VALUATION OF SHARES

 Each Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Portfolio's net assets attributable to each Class by the total number of shares of the Class outstanding. The value of each Underlying Smith Barney Fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost unless conditions dictate otherwise.

DIVIDENDS, DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The Concert Series intends to declare monthly income dividends on shares of the Income Portfolio, quarterly income dividends on shares of the Conservative Portfolio and the Balanced Portfolio and annually income dividends on shares of the High Growth Portfolio and the Growth Portfolio. In addition, the Concert Series intends to make annual distributions of capital gains, if any, on the shares of each Portfolio.

 If a shareholder does not otherwise instruct, dividends and capital gain dis-tributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

 Income dividends and capital gain distributions that are invested are credited to shareholders' accounts in additional shares at the net value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Shareholders whose accounts are held directly by First Data should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.

 The per share dividends on Class B and Class C shares of each Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of each Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

 TAXES

 Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Code to be relieved of federal income tax on that part of its net investment income and realized capital gains that it pays out to its shareholders. To qualify, the Portfolio must meet certain tests, including dis-tributing at least 90% of its investment company taxable income, and deriving less than 30% of its gross income from the sale or other disposition of certain investments held for less than three months.

 Dividends from net investment income and distributions of realized short-term capital gains on the sale of securities, whether paid in cash or automatically invested in additional shares of the same Portfolio, are taxable to sharehold-ers of each Portfolio as ordinary income. A portion of each Portfolio's divi-dends may qualify for the dividends received deduction for corporations. Divi-dends and distributions declared by each Portfolio may also be subject to state and local taxes. Distributions out of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders as long-term capital gains. Information as to the tax status of dividends paid or deemed paid in each calendar year will be mailed to share-holders as early in the succeeding year as practical but not later than January 31.

PURCHASE OF SHARES


 GENERAL

 Each Portfolio offers four Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial charge or CDSC and are available only to investors investing a minimum of $5,000,000. Each Portfolio also offers a fifth class of shares: Class Z shares, which are offered without a sales charge, CDSC, service fee or distribution fee, exclusively to tax-exempt employee benefit and retirement plans of Smith Barney and its affili-ates. Investors meeting these criteria who are interested in acquiring Class Z shares should contact a Smith Barney Financial Consultant for a Class Z Pro-spectus. See "Prospectus Summary--Alternative Purchase Arrangements" for a dis-cussion of factors to consider in selecting which Class of shares to purchase.

 Purchases of Portfolio shares must be made through a brokerage account main-tained with Smith Barney, Introducing Broker or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Concert Series through First Data. When purchasing shares of a Portfo-lio, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or hold shares. Accounts held directly at First Data are not subject to a maintenance fee.

 Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account in each class (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in a Portfolio. Investors in Class Y shares may open an account by making an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in a Portfolio is $25. For shareholders purchasing shares of a Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of a Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent invest-ment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Concert Series reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Concert Series' transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data.

 The minimum initial and subsequent investment requirements in a Portfolio for accounts established through a payroll deduction program offered by Travelers Group Diversified Distribution Services Inc. is $50 per month.

 The minimum initial investment requirement in a Portfolio for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50.

 Purchases of Class A shares also may be made at net asset value without a sales charge by employees of employers participating in payroll deduction pro-grams offered by Travelers Group Diversified Distribution Services Inc. Such employees may purchase sales charge waived Class A shares through payroll deductions or a lump-sum, direct payment initial investment. All other pur-chases of Class A shares will be subject to applicable sales charges in accor-dance with the terms of the Prospectus.

 Purchase orders received by the Concert Series or Smith Barney prior to the close of regular trading on the NYSE, on any day a Portfolio calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day a Portfolio calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Concert Series or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or an Introducing Broker that transmits its orders to Smith Barney, payment for Portfolio shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN

 Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institu-tion indicated by the shareholder on a monthly or quarterly basis to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The

Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Concert Series or a Smith Barney Financial Consultant.

 INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

 The sales charges applicable to purchases of Class A shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio are as follows:

                               SALES CHARGE
                      ------------------------------      DEALERS'
  AMOUNT OF                % OF           % OF       REALLOWANCE AS % OF
  INVESTMENT          OFFERING PRICE AMOUNT INVESTED   OFFERING PRICE
------------------------------------------------------------------------
  Less than $ 25,000       5.00%          5.26%             4.50%
  $ 25,000 -  49,999       4.00           4.17              3.60
    50,000 -  99,999       3.50           3.63              3.15
   100,000 - 249,999       3.00           3.09              2.70
   250,000 - 499,999       2.00           2.04              1.80
   500,000 and over         *               *                 *
------------------------------------------------------------------------

 The sales charges applicable to purchases of Class A shares of the Conserva-tive Portfolio and the Income Portfolio are as follows:

                               SALES CHARGE
                      ------------------------------      DEALERS'
  AMOUNT OF                % OF           % OF       REALLOWANCE AS % OF
  INVESTMENT          OFFERING PRICE AMOUNT INVESTED   OFFERING PRICE
------------------------------------------------------------------------
  Less than $25,000        4.50%          4.71%             4.00%
  $ 25,000 - 49,999        4.00           4.17              3.60
    50,000 - 99,999        3.50           3.63              3.15
   100,000 - 249,999       2.50           2.56              2.25
   250,000 - 499,999       1.50           1.52              1.35
   500,000 and over         *               *                 *
------------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applica-ble to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

 Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Concert Series as defined in the Securities Act of 1933, as amended.

 The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

 INITIAL SALES CHARGE WAIVERS

 Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales of Class A shares to (i) Board Members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board Members and employees); the imme-diate families of such persons (including the surviving spouse of a deceased Board Member or employee) and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combina-tion of such company with the Portfolio by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the com-mencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Con-sultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in a Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are sold with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travel-ers; (f) direct rollovers by plan participants of distributions from a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by separate accounts used to fund certain unregistered variable annuity contracts; (h) purchases by investors participating in a Smith Barney fee based arrangement; and (i) purchases of Class A shares of a Portfolio by
Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs. In order to obtain such discounts, the purchaser must pro-vide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

 RIGHT OF ACCUMULATION

 Class A shares of a Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregat-ing the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and of funds sponsored by Smith Barney that are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

 GROUP PURCHASES

 Upon completion of certain automated systems, a reduced sales charge or pur-chase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative--Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meet-ing certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions, IRAs or investments pursuant to retirement plans under Sections 401 or 408 of the Code. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one that (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria that enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfo-lio and the members, and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

 LETTER OF INTENT

 Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes pur-chases of all Class A shares of each Portfolio and other Smith Barney Mutual Funds offered with a sales charge over a 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appro-priate number of escrowed shares will be redeemed. Please contact a Smith Bar-ney Financial Consultant or First Data to obtain a Letter of Intent applica-tion.

 Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $1,000,000 in Class Y shares of a Portfolio and agree to purchase a total of $5,000,000 of Class Y shares of the same Port-folio within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six-month period, all Class Y shares pur-chased to date will be transferred to Class A shares, where they will be sub-ject to all fees (including a service fee of 0.25%) and expenses applicable to such Portfolio's Class A shares, which may include a CDSC of 1.00%. Please con-tact a Smith Barney Financial Consultant or First Data for further information.

 DEFERRED SALES CHARGE ALTERNATIVES

 CDSC Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in a Portfolio. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

 Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distribu-tions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

 Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of purchases by Participating Plans, as described below. See "Purchase of Shares-- Smith Barney 401(k) and ExecChoice(TM) Programs."

                           CDSC APPLICABLE TO            CDSC
                         HIGH GROWTH PORTFOLIO,     APPLICABLE TO
  YEARS SINCE PURCHASE    GROWTH PORTFOLIO AND  CONSERVATIVE PORTFOLIO
  PAYMENT WAS MADE         BALANCED PORTFOLIO    AND INCOME PORTFOLIO
----------------------------------------------------------------------
    First                         5.00%                  4.50%
    Second                        4.00                   4.00
    Third                         3.00                   3.00
    Fourth                        2.00                   2.00
    Fifth                         1.00                   1.00
    Sixth                         0.00                   0.00
    Seventh                       0.00                   0.00
    Eighth                        0.00                   0.00
----------------------------------------------------------------------

 Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such pro-portion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary--Alternative Purchase Arrangements--Class B Shares Conversion Feature."

 In determining the applicability of any CDSC or the conversion feature described above, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be consid-ered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

 To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 addi-tional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount that represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC

 The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan"); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Portfolio with any invest-ment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

 CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

 SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

 Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans par-ticipating ("Participating Plans") in these programs.

 Each of the Portfolios offers to Participating Plans Class A and Class C shares as investment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class A and Class C shares acquired through the Par-ticipating Plans are subject to the same service and/or distribution fees as the Class A and Class C shares acquired by other investors; however, they are not subject to any initial sales charges or CDSC. Once a Participating Plan has made an initial investment in a Portfolio, all of its subsequent investments in the Portfolio must be in the same Class of shares, except as otherwise described below.

 Class A Shares. Class A shares of a Portfolio are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more Smith Barney Mutual Funds.

 Class C Shares. Class C shares of a Portfolio are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class C shares of one or more Smith Barney Mutual Funds.

 401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. At the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or Smith Barney ExecChoice(TM) Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, it will be offered the opportunity to exchange all of its Class C shares for Class A shares of a Portfolio. (For Participating Plans that were originally established through a Smith Barney retail brokerage account, the five year period will be calculated from the date the retail brokerage account was opened.) Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enroll-ment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five year exchange of Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

 401(k) Plan Opened Prior to June 21, 1996. In any year after the date a Par-ticipating Plan enrolled in the Smith Barney 401(k) Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of a Portfolio. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

 Any Participating Plan in the Smith Barney 401(k) or ExecChoice(TM) Programs whether opened before or after June 21, 1996 that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of a Portfolio, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) or ExecChoice(TM) Program. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class C shares of the Portfolio, but instead may acquire Class A shares of the Portfolio. Any Class C shares not converted will continue to be subject to the distribution fee.

 Participating Plans wishing to acquire shares of a Portfolio through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from First Data. For further information regarding these Programs, investors should contact a Smith Barney Financial Consultant.

 Existing 401(k) Plans Investing in Class B Shares. Class B shares of the Smith Barney Mutual Funds are not available for purchase by Participating Plans opened on or after June 21, 1996, but may continue to be purchased by any Par-ticipating Plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a CDSC of 3.00% of redemption proceeds, if the Participating Plan terminates within eight years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Program.

 At the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program, it will be offered the opportunity to exchange all of its Class B shares for Class A shares of a Portfolio. Such Par-ticipating Plan will be notified of the pending exchange in writing approxi-mately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a Participating Plan will not be eligible to acquire Class B shares of the Portfolio but instead may acquire Class A shares of the Portfolio. If the Participating Plan elects not to exchange all of its Class B Shares at that time, each Class B share held by the Participating Plan will have the same conversion features as Class B shares held by other investors. See "Purchase of Shares--Deferred Sales Charge Alternatives" in the Prospectus.

 No CDSC is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain dis-tributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding eight years. Whether or not the CDSC applies to the redemption by a Participating Plan depends on the number of years since the Participating Plan first became enrolled in the Smith Barney 401(k) Program, unlike the applica-bility of the CDSC to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

 The CDSC will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a Participating Plan as a result of:
(a) the retirement of an employee in the Participating Plan; (b) the termina-tion of employment of an employee in the Participating Plan; (c) the death or disability of an employee in the Participating Plan; (d) the attainment of age 59 1/2 by an employee in the Participating Plan; (e) hardship of an employee in the Participating Plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the Par-ticipating Plan to an employee.

EXCHANGE PRIVILEGE

 Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in any other Portfolio of the Concert Series, as well as in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

 FUND NAME

 Growth Funds
     Smith Barney Aggressive Growth Fund Inc.
     Smith Barney Appreciation Fund Inc.
     Smith Barney Fundamental Value Fund Inc.
     Smith Barney Growth Opportunity Fund
     Smith Barney Managed Growth Fund
     Smith Barney Natural Resources Fund Inc.
     Smith Barney Special Equities Fund

 Growth and Income Funds

     Concert Social Awareness Fund
     Smith Barney Convertible Fund
     Smith Barney Funds, Inc.-- Equity Income Portfolio
     Smith Barney Growth and Income Fund
     Smith Barney Premium Total Return Fund

     Smith Barney Utilities Fund

 Taxable Fixed-Income Funds
     ** Smith Barney Adjustable Rate Government Income Fund

     Smith Barney Diversified Strategic Income Fund

     Smith Barney Funds, Inc.--Short-Term U.S. Treasury Securities Portfolio Smith Barney Funds, Inc.--U.S. Government Securities Portfolio
     Smith Barney Government Securities Fund
     Smith Barney High Income Fund
     Smith Barney Investment Grade Bond Fund
     Smith Barney Managed Governments Fund Inc.

 Tax-Exempt Funds
     Smith Barney Arizona Municipals Fund Inc.
     Smith Barney California Municipals Fund Inc.
     * Smith Barney Intermediate Maturity California Municipals Fund
     * Smith Barney Intermediate Maturity New York Municipals Fund Smith Barney Managed Municipals Fund Inc.
     Smith Barney Massachusetts Municipals Fund

     Smith Barney Muni Funds--Florida Portfolio
     Smith Barney Muni Funds--Georgia Portfolio
     * Smith Barney Muni Funds--Limited Term Portfolio
     Smith Barney Muni Funds--National Portfolio
     Smith Barney Muni Funds--New York Portfolio

     Smith Barney Muni Funds--Pennsylvania Portfolio
     Smith Barney New Jersey Municipals Fund Inc.
     Smith Barney Oregon Municipals Fund
     Smith Barney Tax-Exempt Income Fund

 International Funds
     Smith Barney World Funds, Inc.--Emerging Markets Portfolio
     Smith Barney World Funds, Inc.--European Portfolio
     Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio Smith Barney World Funds, Inc.--Pacific Portfolio

 Money Market Funds
     + Smith Barney Exchange Reserve Fund
     ++ Smith Barney Money Funds, Inc.--Cash Portfolio
     ++ Smith Barney Money Funds, Inc.--Government Portfolio
     *** Smith Barney Money Funds, Inc.--Retirement Portfolio
     +++ Smith Barney Municipal Money Market Fund, Inc.
     +++ Smith Barney Muni Funds--California Money Market Portfolio
     +++ Smith Barney Muni Funds--New York Money Market Portfolio
--------------------------------------------------------------------------------
  * Available for exchange with Class A, Class C and Class Y shares of each Portfolio.

 ** Available for exchange with Class A and Class B shares of each Portfolio.
    In addition, shareholders who own Class C shares of a Portfolio through the Smith Barney 401(k) Program may exchange those shares for Class C shares of this fund.
*** Available for exchange with Class A shares of each Portfolio.
  + Available for exchange with Class B and Class C shares of each Portfolio.

++ Available for exchange with Class A and Class Y shares of each Portfolio.
 In addition, Participating Plans opened prior to June 21, 1996 and invest-ing in Class C shares may exchange Portfolio shares for Class C shares of this fund.

+++ Available for exchange with Class A and Class Y shares of each Portfolio.

 Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher CDSC than that imposed by a Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.

 Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Portfolio that have been exchanged.

 Class A and Class Y Exchanges. Class A and Class Y shareholders of each Port-folio who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposi-tion of any charge.

 Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be det-rimental to a Portfolio's performance and its shareholders. The Concert Series may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of each Portfolio's other shareholders. In this event, the Concert Series may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Concert Series will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

 Certain shareholders may be able to exchange shares by telephone. See "Redemp-tion of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures dis-cussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the reg-istration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. Each Portfolio reserves the right to modify or discon-tinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES

 The Concert Series is required to redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

 If a shareholder holds shares in more than one Class, any requests for redemp-tion must specify the Class being redeemed. In the event of a failure to spec-ify which Class, or if the investor owns fewer shares of the Class than speci-fied, the redemption request will be delayed until the Concert Series' transfer agent receives further instructions from Smith Barney or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permit-ted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

 Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Finan-cial Consultant, Introducing Broker or dealer in the selling group or by sub-mitting a written request for redemption to:

  Smith Barney Concert Allocation Series Inc.
  Class A, B, C or Y (please specify)
  c/o First Data Investor Services Group, Inc.

  P.O. Box 5128

  Westborough, Massachusetts 01581-5128

 A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature required in connection with a redemption request in excess of $2,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signa-ture guarantee unless more than one such redemption is made in any 10-day peri-od. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form. Redemption proceeds will be mailed to the shareholder's address of record.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

 Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a share-holder is entitled to participate in this program, he or she should contact First Data at (800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, including a sig-nature guarantee, that will be provided by First Data upon request. (Alterna-tively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his/her initial investment in the Concert Series.)

 Redemptions. Redemption requests of up to $10,000 of any Class or Classes of a Portfolio's shares may be made by eligible shareholders by calling First Data at (800) 451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not per-mitted under this program.

 A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or be a correspondent with a member bank. The Concert Series reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the share-holder's Portfolio account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

 Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at (800) 451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open.

 Additional Information regarding Telephone Redemption and Exchange Program. Neither the Concert Series not its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Concert Series and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a share-holder's name and account number will be required and phone calls may be recorded). The Concert Series reserves the right to suspend, modify or discon-tinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

 AUTOMATIC CASH WITHDRAWAL PLAN

 Each Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the share-holder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of a Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

MINIMUM ACCOUNT SIZE

 The Concert Series reserves the right to involuntarily liquidate any share-holder's account in a Portfolio if the aggregate net asset value of the shares held in that Portfolio account is less than $500. (If a shareholder has more than one account in a Portfolio, each account must satisfy the minimum account size.) The Concert Series, however, will not redeem shares based solely on mar-ket reductions in net asset value. Before the Concert Series exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE

 From time to time a Portfolio may include its total return, average annual total return, yield and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class C and Class Y shares of each Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and rein-vestment of all income dividends and capital gain distributions on the rein-vestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the ini-tial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which pro-vides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The yield of a Portfolio's Class refers to the net investment income earned by investments in the Class over a 30-day period. This net investment income is then annualized, i.e., the amount of income earned by the investments during that 30-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The yield is calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment com-panies. The Balanced Portfolio and the Conservative Portfolio calculate current dividend return for each of their Classes by annualizing the most recent quar-terly dividend and dividing by the net asset value or the maximum public offer-ing price (including sales charge) on the last day of the period for which cur-rent dividend return is presented. The Income Portfolio calculates current div-idend return for each of its Classes by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. Each Class' current dividend return may vary from time to time depending on market conditions, the composition of the investment portfolio and its operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing current return of a Class to yields published for other invest-ment companies and other investment vehicles. Each Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF THE CONCERT SERIES


 BOARD OF DIRECTORS

 Overall responsibility for management and supervision of the Concert Series rests with the Concert Series' Board of Directors. A majority of the Concert Series' directors are non-interested persons as defined in Section 2(a)(19) of the 1940 Act. However, the directors and officers of the Concert Series also serve in similar positions with many of the Underlying Smith Barney Funds. Thus, if the interests of a Portfolio and the Underlying Smith Barney Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how the directors and officers of the Concert Series fulfill their fiduciary duties to that Portfolio and the Underlying Smith Barney Funds. The directors of the Concert Series believe they have structured each Portfolio to avoid these concerns. However, conceivably a situation could occur where proper action for the Concert Series or a Portfolio separately could be adverse to the interests of an Underlying Smith Barney Fund, or the reverse could occur. If such a possibility arises, the directors and officers of the Concert Series, the affected Underlying Smith Barney Funds and SBMFM will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the Underlying Smith Barney Funds have been adopted by the Concert Series to minimize this possibility, and close and continuous moni-toring will be exercised to avoid, insofar as is possible, these concerns. The Statement of Additional Information contains background information regarding each director and executive officer of the Concert Series.

 INVESTMENT MANAGER

 SBMFM, the investment manager to each Portfolio, is a registered investment adviser whose principal offices are located at 388 Greenwich Street, New York, New York 10013. SBMFM (through its predecessor entities) has been in the investment counseling business since 1940. SBMFM renders investment advice to a wide variety of investment company clients that had aggregate assets under man-agement as of January 31, 1997 in excess of $80 billion. Subject to the super-vision and direction of the Concert Series' Board of Directors, SBMFM will determine how each Portfolio's assets will be invested in the Underlying Smith Barney Funds and in repurchase agreements pursuant to the investment objective and policies of each Portfolio set forth in this Prospectus and make recommen-dations to the Board of Directors concerning changes to (a) the Underlying Smith Barney Funds in which the Portfolios may invest, (b) the percentage range of assets that may be invested by each Portfolio in any one Underlying Smith Barney Fund and (c) the percentage range of assets of any Portfolio that may be invested in equity funds and fixed income funds (including money market funds). The directors of the Concert Series will periodically monitor the allocations made and the basis upon which such allocations were made or maintained. SBMFM also furnishes each Portfolio with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Concert Series. Under the Asset Allocation and Administration

Agreement with each Portfolio, SBMFM has agreed to bear all expenses of the Concert Series other than the management fee, the fees payable pursuant to the plan adopted pursuant to Rule 12b-1 under the 1940 Act and extraordinary expenses. For the services rendered and expenses borne for each Portfolio's last fiscal period, each Portfolio paid SBMFM a monthly fee at the annual rate of 0.35% of the value of its average daily net assets.

 SBMFM also serves as investment adviser to each of the Underlying Smith Barney Funds in which the Portfolios may invest (other than the Smith Barney Premium Total Return Fund) and is responsible for the selection and management of each of the Underlying Smith Barney Fund's investments. SBSA, located at 388 Greenwich Street, New York, New York 10013, serves as investment adviser to Smith Barney Premium Total Return Fund. SBSA has been in the investment counseling business since 1968 and is a wholly owned subsidiary of SBMFM. SBSA renders investment advice to investment companies that had aggregate assets under management as of January 31, 1997 in excess of $3 billion.

 Each Portfolio, as a shareholder in the Underlying Smith Barney Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Smith Barney Funds. The effective manage-ment fee of each of the Underlying Smith Barney Funds in which the Portfolios may invest is set forth below as a percentage rate of the Fund's annual net assets:

                                                MANAGEMENT
UNDERLYING SMITH BARNEY FUND                       FEES
----------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.          0.80%
Smith Barney Appreciation Fund Inc.               0.60%
Smith Barney Equity Funds
 Smith Barney Growth and Income Fund              0.65%
Smith Barney Fundamental Value Fund Inc.          0.75%
Smith Barney Funds, Inc.
 Equity Income Portfolio                          0.58%
 Short-Term U.S. Treasury Securities Portfolio    0.45%
Smith Barney Income Funds
 Smith Barney High Income Fund                    0.70%
 Smith Barney Utilities Fund                      0.65%
 Smith Barney Premium Total Return Fund           0.75%
 Smith Barney Convertible Fund                    0.70%
 Smith Barney Diversified Strategic Income Fund   0.65%
Smith Barney Investment Funds Inc.
 Smith Barney Managed Growth Fund                 0.85%
 Smith Barney Special Equities Fund               0.75%
 Smith Barney Government Securities Fund          0.55%
 Smith Barney Investment Grade Bond Fund          0.65%
Smith Barney Managed Governments Fund Inc.        0.65%
Smith Barney Money Funds, Inc.
 Cash Portfolio                                   0.40%
Smith Barney Natural Resources Fund Inc.          0.75%
Smith Barney World Funds, Inc.
 International Equity Portfolio                   0.85%
 Emerging Markets Portfolio                       1.00%
 International Balanced Portfolio                 0.85%
 Global Government Bond Portfolio                 0.75%
----------------------------------------------------------

 PORTFOLIO MANAGEMENT

 Thomas B. Stiles II, Chief Investment Officer of SBMFM, has primary responsi-bility for the day-to-day management of each Portfolio. Mr. Stiles, born in 1940, is Chairman and Chief Executive Officer of Greenwich Street Advisors, a division of SBMFM, and a Managing Director of Smith Barney. Certain managing directors of SBMFM will assist Mr. Stiles in managing the Portfolios.

 Management's discussion and analysis and additional performance information regarding the Concert Series during the fiscal year ended January 31, 1997 is included in the Annual Report dated January 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Concert Series at the address or phone number listed on page one of this Prospectus.

DISTRIBUTOR

 Smith Barney, located at 388 Greenwich Street, New York, New York 10013, dis-tributes shares of each Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a best efforts arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to the services and distribution plan adopted by each Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class C shares of each Portfolio at the annual rate of 0.25% of the average daily net assets attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B shares and Class C shares of the High Growth Portfolio, the Growth Portfolio and the Balanced Portfolio at the annual rate of 0.75% of the average daily net assets attributable to those Classes. Smith Barney is paid a distribution fee with respect to Class B and Class C shares of the Conservative Portfolio and the Income Portfolio at the annual rate of 0.50% and 0.45%, respectively, of the average daily net assets attributable to those Classes. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses pri-marily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to poten-tial investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribu-tion of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

 The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class C shares, a con-tinuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

 Actual distribution expenses for Class B and Class C shares of each Portfolio for any given year may exceed the fees received pursuant to the Plan and will be carried forward and paid by each Portfolio in future years so long as the Plan is in effect. Interest is accrued monthly on such carryforward amounts at a rate comparable to that paid by Smith Barney for bank borrowings.

ADDITIONAL INFORMATION

 The Concert Series, an open-end, non-diversified investment company, was incorporated in Maryland on August 11, 1995. The Concert Series commenced oper-ations on February 5, 1996 under the name Smith Barney Concert Series Inc. The Select Portfolios of Concert Series commenced operations on February 5, 1997. On February 24, 1997, the Concert Series changed its name to Smith Barney Con-cert Allocation Series Inc. The Concert Series has authorized capital of 5,500,000,000 shares with a par value of $.001 per share. The Board of Direc-tors has authorized the issuance of ten series of shares, each representing shares in one of ten separate Portfolios and may authorize the issuance of additional series of shares in the future. The assets of each Portfolio are segregated and separately managed and a shareholder's interest is in the assets of the Portfolio in which he or she holds shares. Class A, Class B, Class C, Class Y and Class Z shares of a Portfolio represent interests in the assets of that Portfolio and have identical voting, dividend, liquidation and other rights (other than conversion) on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Concert Series' Rule 12b-1 distribution plan that pertain to a particular Class. As described under "Voting" in the Statement of Addi-tional Information, the Concert Series ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of the Concert Series' outstanding shares and the Concert Series will assist shareholders in calling such a meeting as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and non-assessable when issued for payment as described in this Prospectus.

 On matters submitted for consideration by shareholders of any Underlying Smith Barney Fund, a Portfolio will vote its shares in proportion to the vote of all other holders of shares of that Fund or, in certain limited instances, the Portfolio will vote its shares in the manner indicated by a vote of holders of shares of the Portfolio.

 PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103 serves as custodian of the Portfolio's investments.

 First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Concert Series' transfer agent.

 The Concert Series intends to send its shareholders a semi-annual report and an audited annual report, which will include listings of the investment securi-ties held by the Concert Series at the end of the period covered. In an effort to reduce the Concert Series' printing and mailing costs, the Concert Series plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Concert Series' transfer agent.

APPENDIX

 DESCRIPTIONS OF CERTAIN RISKS RELATED TO VARIOUS SECURITIES INVESTED IN, AND INVESTMENT STRATEGIES EMPLOYED BY, THE UNDERLYING SMITH BARNEY FUNDS IN WHICH THE PORTFOLIOS MAY INVEST

 Repurchase Agreements. Repurchase agreements, as utilized by an Underlying Smith Barney Fund or a Portfolio of the Concert Series, could involve certain risks in the event of default or insolvency of the other party, including pos-sible delays or restrictions upon the ability of an Underlying Smith Barney Fund or a Portfolio to dispose of the underlying securities, the risk of a pos-sible decline in the value of the underlying securities during the period in which an Underlying Smith Barney Fund or a Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

 Reverse Repurchase Agreements. Certain of the Underlying Smith Barney Funds may engage in reverse repurchase agreement transactions with banks, brokers and other financial institutions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Underlying Smith Barney Fund may decline below the repurchase price of the securities.

 Lending of Portfolio Securities. The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of pos-sible delays in receiving additional collateral or in the recovery of the secu-rities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the adviser to the Under-lying Smith Barney Fund to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

 When-Issued Securities and Delayed-Delivery Transactions. The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

 Non-Diversified Funds. Certain of the Underlying Smith Barney Funds are classified as non-diversified investment companies under the 1940 Act. Since, as a non-diversified fund, such an Underlying Smith Barney Fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such Fund may be subject to greater risk with respect to its individual portfolio than a Fund that is more broadly diversified.

 Securities of Unseasoned Issuers. Securities in which certain of the Under-lying Smith Barney Funds may invest may have limited marketability and, there-fore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on prod-ucts or services without an established market share.

 Convertible Securities and Synthetic Convertible Securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the under-lying common stock. Convertible securities entail less credit risk than the issuer's common stock.

 Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic con-vertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a sepa-rate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in hold-ing the securities comprising the synthetic convertible security.

 Securities of Developing Countries. A developing country generally is consid-ered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

 Sovereign Debt Obligations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegoti-ation or rescheduling of debt payments. In addition, prospects for repaying of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

 Restrictions on Foreign Investment. Some countries prohibit or impose substan-tial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for pur-chase by nationals or limit the repatriation of funds for a period of time.

 Smaller capital markets, while often growing in trading volume, have substan-tially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the U.S. Such markets have different clearance and set-tlement procedures, and in certain markets there have been times when settle-ments have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custo-dial services for investment securities may not be available in some countries having smaller capital markets, which may result in an Underlying Smith Barney Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in tempo-rary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of an Underlying Smith Barney Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Inability to dispose of a portfolio secu-rity due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liabil-ity to the purchaser. There is generally less government supervision and regu-lation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the U.S.

 Mortgage-Related Securities. To the extent that an Underlying Smith Barney Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time with-out penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The Underlying Smith Barney Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the orig-inal investment. In addition, like other debt securities, the values of mort-gage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

 Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, an Underlying Smith Barney Fund may be forced to sell these secu-rities at less than fair market value or may not be able to sell them when the Fund's adviser believes it desirable to do so. Investments by an Underlying Smith Barney Fund in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Fund's adviser deems representative of its value, the value of the Underlying Smith Barney Fund's net assets could be adversely affected.

 Short Sales. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

 Forward Roll Transactions. Forward roll transactions involve the risk that the market value of the securities sold by an Underlying Smith Barney Fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a Fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide an Underlying Smith Barney Fund with the opportunity for higher income, this leveraging practice will increase a Fund's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a Fund's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a Fund's net asset value per share to decrease faster than would otherwise be the case.

 Leverage. Certain of the Underlying Smith Barney Funds may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Lever-age creates an opportunity for increased returns to shareholders of an Under-lying Smith Barney Fund but, at the same time, creates special risk considera-tions. For example, leverage may exaggerate changes in the net asset value of a Fund's shares and in a Fund's yield. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with bor-rowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Underlying Smith Barney Fund.

 Floating and Variable Rate Income Securities. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of secu-rities whose rates vary inversely with changes in market rates of interest gen-erally will be larger than comparable changes in the value of an equal princi-pal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

 Zero Coupon, Discount and Payment-in-Kind Securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

 Premium Securities. Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an Underlying Smith Barney Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

 Yankee Bonds. Yankee bonds are U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers. As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

 Swap Agreements. As one way of managing its exposure to different types of investments, certain of the Underlying Smith Barney Funds may enter into inter-est rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Swap agreements can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suf-fer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

 Indexed Securities. Certain of the Underlying Smith Barney Funds may invest in indexed securities, including inverse floaters, whose value is linked to cur-rencies, interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

 Investment in Utility Securities. The Smith Barney Utilities Fund is particu-larly subject to risks that are inherent to the utility industries, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restric-tions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resales, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facil-ities for electric generation, including, among other considerations, the prob-lems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Cer-tain of the issuers of securities held by the Smith Barney Utilities Fund may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements gov-erning the licensing, construction and operation of nuclear power plants.

 Each of the risks referred to above could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. All of the utilities that are issuers of the securi-ties held by the Smith Barney Utilities Fund have been experiencing one or more of these problems in varying degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general move-ments or price trends of utility common stocks. Causes of these discrepancies include changes in the overall demand for and supply of various securities (in-cluding the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

                                                                    SMITH BARNEY
                                                                    ------------

                             A Member of Travelers Group [UMBRELLA APPEARS HERE]


                                                                    SMITH BARNEY

                                                  CONCERT ALLOCATION SERIES INC.

                                                            388 Greenwich Street
                                                              New York, NY 10013